MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT, FINANCING STATEMENT AND FIXTURE FILING FROM

PRB GAS TRANSPORTATION, INC.

TO

BANK OF OKLAHOMA, NATIONAL ASSOCIATION

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS FINANCING STATEMENT Is TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS PURSUANT TO APPLICABLE LAW.

SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE COLLATERAL IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT “A”. MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN, OR THE DESCRIPTION OF WHICH IS INCORPORATED IN, EXHIBIT “A”.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR HEREUNDER.

MORTGAGOR HEREBY AUTHORIZES BOK TO FILE ONE OR MORE FINANCING STATEMENTS COVERING ALL PERSONAL PROPERTY OF MORTGAGOR.

THIS INSTRUMENT WAS PREPARED BY,

AND WHEN RECORDED SHOULD BE RETURNED TO:

David G. Stolfa

3300 South Columbine Circle

Englewood, CO 80113

MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT, FINANCING STATEMENT AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Instrument”), dated as of December 14, 2004, is from PRB GAS TRANSPORTATION, INC., a Nevada corporation (“Mortgagor”), with an address at 1401 Seventeenth Street, Suite 650, Denver, Colorado 80202, to BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association (“BOK”), with an address at 1625 Broadway, Suite 1570, Denver, Colorado 80202.

IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid by BOK to Mortgagor and of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

The property and assets described under 1 through 8 below are herein collectively called the “Collateral”;

1.

All of the right, title and interest of Mortgagor, whether now owned or hereafter acquired (the “Interests”), in and to the following, including without limitation the interests, if any, set forth in Exhibit “A”: (a) the fee estates, easements, rights-of-way, leasehold estates, surface rights, licenses, subleases and sublicenses described or referred to in Exhibit “A” attached hereto and made a part hereof or covering or relating to all or any part of the land described in Exhibit “A” or the description of which is incorporated in Exhibit “A”, and (b) in and to any other interests covering or relating to all or any part of the land described in Exhibit “A” or the description of which is incorporated in Exhibit “A” (the “Land”)

2.

All of the items incorporated as part of or attributed or affixed to any of the real property included in the Interests;

3.

All pipe, pipelines, flow lines, water lines, gas lines, machinery, power lines, tanks, tank batteries, separators, dehydrators, compressors, rods, pumps and other equipment, and all other personal property and fixtures, now or hereafter owned, leased or used by Mortgagor in connection with the Interests, including without limitation any and all such items which are used or purchased for the treatment, storage, transportation, manufacture or sale of oil, gas, casinghead gas, coalbed methane and other hydrocarbons, whether solid, liquid or gaseous, and all other associated or related substances (“Hydrocarbons”) and any and all such items described in Exhibit “A”;

4.

All of the inventory, accounts, contract rights, chattel paper, payment intangibles, promissory notes, supporting obligations and general intangibles of Mortgagor, whether heretofore or hereafter arising, in connection with the Interests, including without limitation those arising under any contract or agreement relating to the treatment, storage, transportation, manufacture or sale of Hydrocarbons, including without limitation any of the foregoing described on Exhibit “A”;

5.

All of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or appertaining to any of the property described under Paragraphs 1 through 4 above; and

6.

All of the proceeds and products of the property described under Paragraphs 1 through 5 above, including without limitation condemnation awards and the proceeds of any and all title insurance policies and other insurance policies covering all or any part of said property and, to the extent they may constitute proceeds, instruments, accounts, chattel paper, payment intangibles, promissory notes, supporting obligations, securities, general intangibles and contract rights.

IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid to Mortgagor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby:

A.

Grants, bargains, sells, assigns, transfers, pledges, mortgages and conveys, and grants a security interest in, the Collateral to BOK, WITH POWER OF SALE pursuant to this Instrument and applicable law; TO HAVE AND TO HOLD the Collateral to BOK and its successors and assigns forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of BOK; and

B.

Assigns to BOK any and all amounts that become payable to Mortgagor with respect to any of the Collateral, whether now owned or hereafter acquired, and all of the proceeds thereof.

AND in furtherance thereof Mortgagor warrants, represents, covenants and agrees as follows;

ARTICLE I

Obligations

Section 1.1

This Instrument is executed, acknowledged and delivered by Mortgagor to secure and enforce the following obligations (herein called the “Obligations”):

A.

Payment of and performance of all obligations of Mortgagor under or in connection with the Promissory Note dated December 14, 2004, as the same may be amended, renewed, extended or substituted for (the “Note”), made by Mortgagor, in the face amount of $1,750,000, payable to the order of BOK on or before March 31, 2005 (or such earlier date as may be specified in the Note), with interest at the rates specified in the Note;

B.

All other indebtedness, liabilities and obligations of Mortgagor to BOK, of every kind and character, now existing or hereafter arising, whether direct or indirect, primary or secondary, joint, several or joint and several (including, without limitation, any and all obligations of Mortgagor to BOK for fees, costs and expenses pursuant to or in connection with any loan agreements now or hereafter in force) , it being contemplated that Mortgagor may hereafter become indebted to BOK in such further sums;

C.

Payment of all sums advanced and costs and expenses incurred by BOK (whether directly or indirectly and including without limitation all legal fees) in connection with the obligations described in this Section 1.1 or any part thereof, any renewal, extension or change of or substitution for the obligations described in this Section 1.1 or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made or incurred at the request of Mortgagor or BOK;

D.

Payment of all other indebtedness and liabilities and performance of all other obligations of Mortgagor to BOK arising pursuant to this Instrument or in connection with this Instrument; and

E.

All renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the items described under A through E above; provided that such renewals, extensions, amendments, changes of, or substitutions or replacements for, all or any part of the foregoing:

(1)

shall not exceed $10,000,000 in aggregate outstanding principal amount at any time;

(2)

shall have been made on or before December 31, 2010; and

(3)

shall completely mature on or before December 31, 2012.

Section 1.2

The maximum amount of the Obligations that may be outstanding at any time or from time to time that shall be secured by this Instrument, including as a mortgage or as a pledge of Hydrocarbons, is $10,000,000.

ARTICLE II

Warranties, Representations and Covenants

Section 2.1

Mortgagor warrants, represents and covenants to and with BOK that: (a) Mortgagor is the lawful owner of good and defensible title to the Collateral, free and clear of all liens, security interests, encumbrances and burdens, except liens, security interests and other matters permitted by the terms of the Note; (b) each loan, the payment of which constitutes an Obligation hereunder, is or shall be for a business or commercial purpose; and (c) Mortgagor will forever defend the title to the Collateral against the claims of all persons whomsoever claiming or to claim the same or any part thereof.

Section 2.2

Mortgagor covenants that, so long as any part of the Obligations remains unpaid or unsatisfied, unless BOK shall have otherwise consented in writing:

A.

Mortgagor shall promptly and, insofar as not contrary to applicable law, at Mortgagor’s own expense, file and refile in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the lien, encumbrance and security interest intended to be created hereby and the rights and remedies of BOK hereunder;

B.

Mortgagor shall execute, acknowledge and deliver to BOK such other and further instruments and do such other acts as in the reasonable opinion of BOK may be necessary or desirable to more fully identify and subject to the lien, encumbrance and security interest and assignment created hereby any property intended by the terms hereof to be covered hereby, to assure the first priority thereof, and otherwise to effect the intent of this Instrument, promptly upon request of BOK and at Mortgagor’s expense; and

C.

If the title, interest, lien or encumbrance, as the case may be, of Mortgagor or BOK to the Collateral or any part thereof, or the security of this Instrument, or the rights or powers of BOK hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced involving Mortgagor or the Collateral, Mortgagor shall promptly give written notice thereof to BOK and at Mortgagor’s own expense shall take all reasonable steps diligently to defend against any such attack or proceedings; and BOK may take such independent action in connection therewith as it may in its discretion deem advisable, and all costs and expenses, including, without limitation, reasonable attorneys’ fees and legal expenses, incurred by BOK in connection therewith shall be a demand obligation owing by Mortgagor to BOK, shall bear interest at the rate provided in the Note, and shall be a part of the Obligations.

ARTICLE III

Termination

If all of the obligations of Mortgagor shall be paid or performed in full pursuant to the terms and conditions of this Instrument and the instruments evidencing the Obligations and if BOK has no further obligation to make advances to Mortgagor, then BOK shall, promptly after the request of Mortgagor, execute, acknowledge and deliver to Mortgagor proper instruments evidencing the termination of this Instrument. Mortgagor shall pay all reasonable legal fees and other expenses incurred by BOK for preparing and reviewing such instruments of termination and the execution and delivery thereof, and BOK may require payment of the same prior to delivery of such instruments. Otherwise, this Instrument shall remain and continue in full force and effect.

ARTICLE IV

Default

Section 4.1

The occurrence of any “Event of Default” (as described in the Note), including without limitation the expiration of any applicable grace period (an “Event of Default”), shall, automatically (as described in the Note), or at the option of BOK, make all amounts then remaining unpaid on the Obligations immediately due and payable, and the liens, encumbrances and security interests evidenced or created hereby shall be subject to foreclosure in any manner provided for herein or provided for by law.

Section 4.2

Upon the occurrence and during the continuance of any Event of Default, BOK may elect to treat the fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected.

Section 4.3

Upon the occurrence and during the continuance of any Event of Default, in addition to all other rights and remedies herein conferred, BOK shall have all of the rights and remedies of a mortgagee under a mortgage with respect to all of the Collateral. This Instrument shall be effective as a mortgage, and, upon the occurrence of an Event of Default, may be foreclosed as to any of the Collateral in any manner permitted by applicable law, and any foreclosure suit nay be brought by BOK. The provisions set forth in this Section 4.3 shall not in any way limit any other provision of this Instrument. BOK shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the real property included in the Collateral or any part thereof, to exclude Mortgagor therefrom, to hold, use, operate, manage and control such real property, to make all such repairs, replacements, alterations, additions and improvements to the same as BOK may deem proper, to demand, collect and retain all other earnings, proceeds and other sums due or to become due with respect to such real property, accounting for and applying to the payment of the Obligations only the net earnings arising therefrom after charging against the receipts therefrom all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at an annual rate which equals the default rate of interest payable on overdue principal, as described in the Note, as fully and effectually as if BOK were the absolute owner of such real property and without any liability to Mortgagor in connection therewith.

Section 4.4

Upon the occurrence and during the continuance of any Event of Default, BOK, in lieu of or in addition to exercising any other power, right or remedy herein granted or by law or equity conferred, may proceed by an action or actions in equity or at law for the seizure and sale of the real property included in the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power, right or remedy herein granted or by law or equity conferred, for the foreclosure or sale of such real property or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of such real property or any part thereof or for the enforcement of any other appropriate equitable or legal remedy.

Section 4.5

upon the occurrence and during the continuance of any Event of Default, in addition to all other powers, rights and remedies herein granted or by law or equity conferred, BOK shall have all of the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to take possession of the personal property included in the Collateral, and for that purpose BOK may enter upon any premises on which any or all of such personal property is located and take possession of and operate such personal property or remove the same therefrom. BOK may require Mortgagor to assemble such personal property and make it available to BOK at a place to be designated by BOK which is reasonably convenient to both parties. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by BOK of any of its remedies with respect to personal property:

(a)

If notice is required by applicable law, five days’ prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to Mortgagor. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

(b)

Without in any way limiting the right and authority of BOK to sell or otherwise dispose of Collateral in a commercially reasonable manner, the following, or any of them, shall be considered commercially reasonable: (1) BOK may hold a public sale of the Collateral in Denver, Colorado, or Houston, Texas, after having provided Mortgagor with five days’ notice of such sale and after having published notice of such sale by an advertisement in such publication as may be permitted or required under applicable state law, as BOK determines to be appropriate (which advertisement may be placed in the “classified” section), for a period of not less than five consecutive issues commencing not more than ten days prior to the sale; (2) the Collateral may be sold for cash; and (3) BOK or any other person owning, directly or indirectly, any interest in any of the Obligations may be a purchaser at such sale.

Section 4.6

Upon the occurrence and during the continuance of any Event of Default, BOK may, with respect to all or any portion of the Collateral, subject to any mandatory requirements of applicable law, sell or have sold the real property or interests therein included in the Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by law or by this Instrument, or, in the absence of any such requirement, as BOK may deem appropriate. BOK may postpone the sale of such real property or interests therein or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of such real property or interests therein or any defective or irregular sale hereunder will not exhaust the power of sale, and sales may be made from time to time until all such property is sold without defect or irregularity or the Obligations are paid in full. BOK shall have the right to appoint one or more attorneys—in—fact to act in conducting the foreclosure sale and executing a deed to the purchaser. It shall not be necessary for any of the Collateral at any such sale to be physically present or constructively in the possession of BOK.

Section 4.7

BOK or any other person owning, directly or indirectly, any interest in any of the Obligations shall have the right to become the purchaser at any sale made pursuant to the provisions of this Article v and shall have the right to credit upon the amount of the bid made therefor the amount payable to it under or in connection with the Obligations. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including without limitation nonpayment of the Obligations and advertisement and conduct of such sale in the manner provided herein or provided by law. Mortgagor hereby ratifies and confirms all legal acts that BOK may do in carrying out the provisions of this Instrument.

Section 4.8

Effective upon the occurrence and during the continuance of any Event of Default, Mortgagor hereby waives and relinquishes, to the maximum extent permitted by law, and subject to any mandatory requirements of applicable law, Mortgagor hereby agrees that Mortgagor shall not at any time hereafter have or assert, any right under any law pertaining to: marshalling, whether of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, valuation, stay, extension, redemption, subrogation, or abatement, suspension, deferment, diminution or reduction of any of the Obligations (including, without limitation, setoff), now or hereafter in force. Mortgagor expressly agrees that BOK may offer the Collateral as a whole or in such parcels or lots as BOK, in its sole discretion elects, regardless of the manner in which the Collateral may be described.

Section 4.9

All costs and expenses (including reasonable attorneys’ fees, legal expenses, filing fees, and mortgage, transfer, stamp and other excise taxes) incurred by BOK in perfecting, protecting and enforcing its rights hereunder, whether or not an Event of Default shall have occurred, shall be a demand obligation of Mortgagor to BOK and shall bear interest at the rate provided in the Note, all of which shall be part of the Obligations.

Section 4.10

The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article V shall be applied as follows:

A.

First, to the payment of all costs and expenses incident to the enforcement of this Instrument, including, without limitation, a reasonable compensation to the agents, attorneys and counsel of BOK;

B.

Second, to the payment or prepayment of the Obligations, in such order as BOK shall elect; and

C.

Third, the remainder, if any, shall be paid to Mortgagor or such other person or persons as may be entitled thereto by law.

Section 4.11

Upon any sale made under the powers of sale herein granted and conferred, the receipt of BOK will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of BOK, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non—application thereof.

ARTICLE V

Miscellaneous Provisions

Section 5.1

Each and every right, power and remedy hereby granted to BOK shall be cumulative and not exclusive, and each and every right, power and remedy whether specifically hereby granted or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by BOK, and the exercise of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. All changes to and modifications of this Instrument must be in writing and signed by Mortgagor and BOK.

Section 5.2

If any provision hereof or of any of the other documents constituting, evidencing or creating all or any part of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of said documents shall remain in full force and effect in such jurisdiction and the remaining provisions hereof will be liberally construed in favor of BOK in order to carry out the provisions hereof and of such other documents. The invalidity of any provision of this Instrument in any jurisdiction will not affect the validity or enforceability of any such provision in any other jurisdiction.

Section 5.3

This Instrument will be deemed to be and may be enforced from time to time as an assignment, contract, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof, as is appropriate under applicable state law. A carbon, photographic or other reproduction of this Instrument or any financing statement in connection herewith shall be sufficient as a financing statement for any and all purposes.

Section 5.4

Notwithstanding anything to the contrary contained herein, no rate of interest required hereunder or under the Obligations shall exceed the maximum legal rate under applicable law, and, in the event any such rate is found to exceed such maximum legal rate, Mortgagor shall be required to pay only such maximum legal rate.

Section 5.5

Insofar as permitted by otherwise applicable law, this Instrument and the Obligations shall be construed under and governed by the laws of the State of Colorado (excluding choice of law and conflict of law rules) ; provided, however, that, with respect to any portion of the Collateral located outside of the State of Colorado, the laws of the place in which such property is located shall apply to the extent necessary to permit BOK to enforce or realize upon its rights and remedies hereunder with respect to such property, and any such enforcement or realization proceedings shall be conducted in compliance with the applicable laws of the state where the Collateral is located.

Section 5.6

This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that: (a) to facilitate recordation, in particular counterparts hereof, portions of Exhibit “A” hereto which describe properties situated in counties or parishes other than the county or parish in which the counterpart is to be recorded have been omitted, and (b) to accommodate different execution formalities for different states in which the Collateral is located, the signature blocks and title pages in counterparts to be filed in certain states may contain captions, witnesses, acceptances and other formalities not included in other counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

Section 5.7

Unless otherwise specified in Exhibit “A” hereto, all recording references in Exhibit “A” hereto are to the official real property records of the county in which the affected land is located. The references in Exhibit “A” hereto to liens, encumbrances and other burdens shall not be deemed to recognize or create any rights in third parties.

Section 5.8

All deliveries and notices hereunder shall be deemed to have been duly made or given if made or given in conformity with the provisions of the Note.

Section 5.9

This Instrument shall bind and inure to the benefit of the respective successors and assigns of Mortgagor and BOK, including, without limitation, any and all other banks, lending institutions and parties which may participate in the indebtedness evidenced by the Obligations or any of them. Notwithstanding any other provision contained herein, if any property interest granted by this Instrument does not vest on the execution and delivery of this Instrument, it shall vest, if at all, no later than 20 years after the execution and delivery of this Instrument. As used herein, the term “person” shall mean individual, corporation, limited liability company, partnership, joint venture, agency or other form of entity or association.

Section 5.10

Some of the above goods are or are to become fixtures on the Land. This Instrument is to be filed for record in, among other places, the real estate records of each county in which the affected real estate is located~ to wit, all of those listed in Exhibit “A.” Mortgagor is the owner of a record interest in a portion of the real estate concerned. The mailing address of Mortgagor and the address of BOK from which information concerning the security interest may be obtained are as set forth above.

Section 5.11

BOK shall be entitled to enforce payment of any indebtedness and performance of any other of the Obligations secured hereby and to exercise all rights and powers under this Instrument or under any other instrument or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of said indebtedness and other Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained shall prejudice or in any manner affect BOK’s right to realize upon or enforce any other security now or hereafter held by BOK, it being agreed that BOK shall be entitled to enforce this Instrument and any other security now or hereafter held by BOK in such order and manner as it may in its absolute discretion determine.

EXECUTED as of the date first above written.

PRB GAS TRANSPORTATION, INC.

By:

/s/ William F. Hayworth

William F. Hayworth,

President

STATE OF COLORADO

)

)  ss.

CITY AND COUNTY OF DENVER)

The foregoing instrument was acknowledged before me this 14th day of December, 2004, by William F. Hayworth as the President of PRB GAS TRANSPORTATION, INC., a Nevada corporation, on behalf of said corporation. Witness my hand and official seal.

_____________________________________

Notary Public

(SEAL)

My commission expires ____________, 200__

PREAMBLE TO

EXHIBIT “A”

1.

Reference is made to the land descriptions contained in the documents of title recorded as described in Exhibit “A”. To the extent that any of the land descriptions in Exhibit “A” are incorrect or not legally sufficient, the land descriptions contained in the documents recorded as described in Exhibit “A” are incorporated herein by this reference.

2.

Unless provided otherwise, all recording references in Exhibit “A” are to the official real property records of the county or counties in which the Interests are located and in which records such documents are or in the past have been customarily recorded.

A-i

EXHIBIT “A”

THIS EXHIBIT “A” SHALL BE DEEMED TO COVER THE PROPERTY DESCRIBED IN THE EXHIBITS LISTED BELOW ATTACHED TO THAT CERTAIN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PROCEEDS AND FINANCING STATEMENT DATED AS OF OCTOBER 6, 2004, PROM PRB TRANSPORTATION, INC. TO BEAR PAW ENERGY, LLC, FILED IN THE OFFICIAL RECORDS OF CAMPBELL COUNTY, WYOMING ON OCTOBER 14, 2004, AND RECORDED IN BOOK 2007 OF PHOTOS AT PAGE 1:

EXHIBITS A, B, C, C-lA, C-1B, C-IC, C-ID, C-I.E, D, E AND F, ALL OF WHICH DESCRIPTIONS ARE INCORPORATED HEREIN BY REFERENCE.

A-1